SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 17, 2004
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-103244	33-0639768
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

27051 Towne Centre Drive, Suite 200
Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signatures
Exhibit Index
EXHIBIT 1.5
EXHIBIT 4.10
EXHIBIT 4.11
EXHIBIT 4.12
EXHIBIT 10.4
EXHIBIT 10.5

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-103244) filed with the Securities and Exchange Commission (the “Commission”) on February 14, 2003 and Amendment No. 1 thereto filed with the Commission on April 25, 2003 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on February 11, 2004, with respect to the Registrant’s Auto Loan Backed Notes, Series 2004-A (the “Offered Notes”).

     The Offered Notes were sold to Credit Suisse First Boston LLC (“CS First Boston”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill” and, together with CS First Boston, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of February 6, 2004 (the “Underwriting Agreement”) between the Registrant and CS First Boston, as representative of itself and Merrill. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.5.

     The Notes were issued pursuant to an Indenture dated as of February 1, 2004 (the “Indenture”) among Onyx Acceptance Owner Trust 2004-A (the “Trust”) and JPMorgan Chase Bank, as Indenture Trustee (the “Indenture Trustee”). A copy of the Indenture is filed herewith as Exhibit 4.10. Timely payment of interest and the ultimate repayment of principal on the Notes will be guarantied pursuant to a Financial Guaranty Insurance Policy issued by MBIA Insurance Corporation in favor of the Indenture Trustee for the benefit of the holders of the Notes. A copy of the Policy is filed herewith as Exhibit 4.11.

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Amended and Restated Trust Agreement dated as of February 1, 2004 (the “Trust Agreement”) among the Registrant, as Depositor, Chase Manhattan Bank USA, National Association, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.12.

     The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of February 1, 2004 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.4. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $273,779,913.46 (the “Initial Cut-Off Pool Balance”) as of February 1, 2004 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before February 13, 2004 (the “Subsequent Cut-Off Date”) with a total principal balance of $46,322,129.46 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Seller deposited $129,897,957.08 in a segregated trust account (the “Prefunding Account”) to be used by the Trust to acquire additional Contracts (the “Prefunding Contracts”) during the period after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on May 17, 2004.

     Pursuant to the Backup Servicing Agreement dated as of February 17, 2004 among the Registrant, Onyx Acceptance Corporation, JPMorgan Chase Bank, Onyx Acceptance Owner Trust 2004-A, MBIA Insurance Corporation and Systems & Services Technologies, Inc. (“SST”), SST has agreed to provide certain verification and confirmation duties with respect to the servicing of the Contracts and to act as successor servicer of the Contracts in the event of the termination or resignation of the servicer under the Sale and Servicing Agreement. A copy of the Backup Servicing Agreement is filed herewith as Exhibit 10.5.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$273,779,913.46
Number of contracts	18,981
Average principal balance outstanding	$14,423.89
Average original amount financed	$16,316.32
Original amount financed (range)	$1,500.00 - $75,000.86
Weighted average APR	8.97%
APR (range)	1.90% to 25.00%
Weighted average original term	60.85 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	57.67 mos.
Remaining term (range)	7 to 72 mos.

Distribution by APRs of the Initial Contracts

	Number of Initial	% of Initial	Principal	% of Initial Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 3.000%	15	0.08%	$274,161.02	0.10%
3.001% to 4.000%	1,011	5.33%	20,388,163.77	7.45%
4.001% to 5.000%	2,282	12.02%	45,976,425.26	16.79%
5.001% to 6.000%	1,708	9.00%	34,622,611.36	12.65%
6.001% to 7.000%	1,569	8.27%	29,277,216.33	10.69%
7.001% to 8.000%	1,452	7.65%	23,947,143.48	8.75%
8.001% to 9.000%	1,245	6.56%	18,388,776.62	6.72%
9.001% to 10.000%	1,301	6.85%	17,155,559.56	6.27%
10.001% to 11.000%	920	4.85%	11,731,263.23	4.28%
11.001% to 12.000%	836	4.40%	9,729,139.68	3.55%
12.001% to 13.000%	916	4.83%	10,508,255.71	3.84%
13.001% to 14.000%	861	4.54%	9,476,139.92	3.46%
14.001% to 15.000%	973	5.13%	9,329,732.75	3.41%
15.001% to 16.000%	896	4.72%	7,921,030.32	2.89%
16.001% to 17.000%	782	4.12%	6,836,733.08	2.50%
17.001% to 18.000%	697	3.67%	5,992,381.23	2.19%
18.001% to 19.000%	449	2.37%	3,769,616.62	1.38%
19.001% to 20.000%	358	1.89%	2,982,086.77	1.09%
20.001% to 21.000%	361	1.90%	2,859,770.81	1.04%
Over 21.000%	349	1.84%	2,613,705.94	0.95%

Totals	18,981	100.00% *	$273,779,913.46	100.00% *

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

	Number	% of		% of
	of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	218	1.15%	$3,027,359.46	1.11%
Arizona	763	4.02%	11,161,693.13	4.08%
California	4,501	23.71%	69,792,915.61	25.49%
Colorado	253	1.33%	3,195,518.44	1.17%
Connecticut	77	0.41%	1,115,536.41	0.41%
Delaware	181	0.95%	2,446,564.94	0.89%
Florida	1,406	7.41%	18,635,199.32	6.81%
Georgia	962	5.07%	13,939,375.24	5.09%
Idaho	103	0.54%	1,422,627.22	0.52%
Illinois	1,232	6.49%	17,071,150.18	6.24%
Indiana	208	1.10%	2,248,991.09	0.82%
Iowa	135	0.71%	1,970,164.57	0.72%
Kansas	131	0.69%	1,984,201.73	0.72%
Kentucky	119	0.63%	1,498,759.54	0.55%
Maryland	413	2.18%	5,399,628.13	1.97%
Massachusetts	230	1.21%	3,078,019.73	1.12%
Michigan	889	4.68%	10,786,727.81	3.94%
Minnesota	147	0.77%	1,941,678.55	0.71%
Mississippi	49	0.26%	807,827.41	0.30%
Missouri	418	2.20%	6,034,335.70	2.20%
Montana	25	0.13%	387,468.75	0.14%
Nebraska	47	0.25%	664,775.39	0.24%
Nevada	528	2.78%	8,142,936.27	2.97%
New Hampshire	134	0.71%	1,769,497.99	0.65%
New Jersey	1,040	5.48%	13,618,684.61	4.97%
North Carolina	628	3.31%	9,580,744.42	3.50%
North Dakota	1	0.01%	11,685.96	0.00%
Ohio	266	1.40%	3,986,723.70	1.46%
Oklahoma	159	0.84%	2,197,181.36	0.80%
Oregon	273	1.44%	3,681,027.16	1.34%
Pennsylvania	617	3.25%	8,936,489.47	3.26%
South Carolina	281	1.48%	3,977,826.67	1.45%
South Dakota	22	0.12%	478,398.42	0.17%
Tennessee	358	1.89%	5,296,371.48	1.93%
Texas	814	4.29%	13,582,193.33	4.96%
Utah	166	0.87%	2,445,969.31	0.89%
Vermont	16	0.08%	260,755.29	0.10%
Virginia	735	3.87%	10,988,079.28	4.01%
Washington	312	1.64%	4,046,687.60	1.48%
West Virginia	30	0.16%	433,932.51	0.16%
Wisconsin	8	0.04%	89,683.78	0.03%
Wyoming	86	0.45%	1,644,526.50	0.60%

Totals	18,981	100.00% *	$273,779,913.46	100.00% *

*	Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$46,322,129.46
Number of Contracts	2,899
Average principal balance outstanding	$15,978.66
Average original amount financed	$15,978.66
Original amount financed (range)	$2,123.21 to $65,686.41
Weighted average APR	8.53%
APR (range)	2.790% to 25.000%
Weighted average original term	61.00 mos.
Original term (range)	18 to 72 mos.
Weighted average remaining term	60.98 mos.
Remaining term (range)	18 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Subsequent Contracts	Contracts	Balance	Pool Balance

0.000% to 3.000%	4	0.14%	58,888.87	0.13%
3.001% to 4.000%	136	4.69%	2,798,825.38	6.04%
4.001% to 5.000%	309	10.66%	6,246,817.78	13.49%
5.001% to 6.000%	385	13.28%	7,709,172.08	16.64%
6.001% to 7.000%	361	12.45%	6,954,812.30	15.01%
7.001% to 8.000%	261	9.00%	4,460,549.47	9.63%
8.001% to 9.000%	242	8.35%	4,012,535.46	8.66%
9.001% to 10.000%	183	6.31%	2,506,073.72	5.41%
10.001% to 11.000%	134	4.62%	1,612,108.82	3.48%
11.001% to 12.000%	133	4.59%	1,824,239.94	3.94%
12.001% to 13.000%	134	4.62%	1,595,889.47	3.45%
13.001% to 14.000%	103	3.55%	1,217,341.42	2.63%
14.001% to 15.000%	109	3.76%	1,198.162.01	2.59%
15.001% to 16.000%	101	3.48%	1,157,767.86	2.50%
16.001% to 17.000%	77	2.66%	833,398.03	1.80%
17.001% to 18.000%	58	2.00%	621,379.42	1.34%
18.001% to 19.000%	39	1.35%	367,666.41	0.79%
19.001% to 20.000%	38	1.31%	422,604,84	0.91%
20.001% to 21.000%	36	1.24%	280,957.48	0.61%
Over 21.000%	56	1.93%	442,938.70	0.96%

Totals	2,899	100.00% *	$46,322,129.46	100.00% *

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	34	1.17%	472,512.44	1.02%
Arizona	138	4.76%	2,224,740.45	4.80%
California	588	20.28%	10,265,271.92	22.16%
Colorado	42	1.45%	650,867.00	1.41%
Connecticut	19	0.66%	236,472.20	0.51%
Delaware	19	0.66%	233,822.93	0.50%
Florida	239	8.24%	3,535,887.12	7.63%
Georgia	116	4.00%	1,921,744.73	4.15%
Idaho	18	0.62%	230,600.66	0.50%
Illinois	175	6.04%	2,697,112.67	5.82%
Indiana	27	0.93%	415,316.59	0.90%
Iowa	15	0.52%	247,007.40	0.53%
Kansas	18	0.62%	250,740.13	0.54%
Kentucky	12	0.41%	147,257.93	0.32%
Maryland	51	1.76%	973,115.81	2.10%
Massachusetts	51	1.76%	665,740.60	1.44%
Michigan	130	4.48%	1,796,763.98	3.88%
Minnesota	21	0.72%	325,616.85	0.70%
Mississippi	7	0.24%	116,141.64	0.25%
Missouri	90	3.10%	1,322,480.31	2.85%
Montana	4	0.14%	78,830.37	0.17%
Nebraska	20	0.69%	293,288.88	0.63%
Nevada	76	2.62%	1,316,491.27	2.84%
New Hampshire	29	1.00%	367,041.77	0.79%
New Jersey	116	4.00%	1,628,317.71	3.52%
North Carolina	124	4.28%	1,937,495.05	4.18%
North Dakota	4	0.14%	82,054.15	0.18%
Ohio	43	1.48%	576,397.74	1.24%
Oklahoma	18	0.62%	376,701.86	0.81%
Oregon	44	1.52%	635,062.20	1.37%
Pennsylvania	93	3.21%	1,403,034.25	3.03%
South Carolina	48	1.66%	725,029.66	1.57%
South Dakota	4	0.14%	110,922.00	0.24%
Tennessee	85	2.93%	1,525,721.95	3.29%
Texas	96	3.31%	1,952,478.34	4.22%
Utah	37	1.28%	554,120.92	1.20%
Vermont	5	0.17%	109,383.02	0.24%
Virginia	165	5.69%	2,825,735.57	6.10%
Washington	59	2.04%	792,580.44	1.71%
West Virginia	10	0.34%	136,495.07	0.29%
Wisconsin	4	0.14%	86,129.98	0.19%
Wyoming	5	0.17%	79,603.90	0.17%
Totals	2,899	100.00% *	46,322,129.46	100.00% *

*	Percentages may not add to 100% because of rounding.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit No.	Description

1.5	Underwriting Agreement dated as of February 6, 2004 by and among the Registrant and CS First Boston, as representative of the Underwriters

4.10	Indenture dated as of February 1, 2004 between Onyx Acceptance Owner Trust 2004-A and JPMorgan Chase Bank, as Indenture Trustee

4.11	Financial Guaranty Insurance Policy dated as of February 17, 2004 and delivered by MBIA Insurance Corporation.

4.12	Amended and Restated Trust Agreement dated as of February 1, 2004 among the Registrant, as Depositor, Chase Manhattan Bank USA, National Association, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent

10.4	Sale and Servicing Agreement dated as of February 1, 2004 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent

10.5	Backup Servicing Agreement dated as of February 17, 2004 among the Registrant, Onyx Acceptance Corporation, JPMorgan Chase Bank, Onyx Acceptance Owner Trust 2004-A and MBIA Insurance Corporation and Systems & Services Technologies, Inc.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

February 27, 2004	By:	/s/ Michael A. Krahelski

Michael A. Krahelski,
Senior Vice President

Exhibit Index

Exhibit No.	Description

1.5	Underwriting Agreement dated as of February 6, 2004 by and among the Registrant and CS First Boston, as representative of the Underwriters

4.10	Indenture dated as of February 1, 2004 between Onyx Acceptance Owner Trust 2004-A and JPMorgan Chase Bank, as Indenture Trustee

4.11	Financial Guaranty Insurance Policy dated as of February 17, 2004 and delivered by MBIA Insurance Corporation.

4.12	Amended and Restated Trust Agreement dated as of February 1, 2004 among the Registrant, as Depositor, Chase Manhattan Bank USA, National Association, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent

10.4	Sale and Servicing Agreement dated as of February 1, 2004 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent

10.5	Backup Servicing Agreement dated as of February 17, 2004 among the Registrant, Onyx Acceptance Corporation, JPMorgan Chase Bank, Onyx Acceptance Owner Trust 2004-A and MBIA Insurance Corporation and Systems & Services Technologies, Inc.